EXHIBIT 10.19

                          REGISTRATION RIGHTS AGREEMENT
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     THIS  REGISTRATION  RIGHTS  AGREEMENT (the "Agreement") dated as of the
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day of        , 200   by and between Power2Ship, Inc., a Nevada corporation with
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its  principal  offices  at  903  Clint  Moore  Road, Boca Raton, FL  33487 (the
"Company"),  and  the  holders  (collectively,  the "Holders") of 14.25% Secured
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Convertible  Debentures  (collectively,  the  "Debentures").
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     The  parties  hereto,  for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, hereby agree as follows:

     1.     DEFINITIONS.  The  following  terms  have  the  following  meanings:

     (a)     "Act"  means  the  U.S. Securities Act of 1933, as amended, and the
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rules  and  regulations  promulgated  thereunder.

     (b)     "Commission"  means  the  Securities  and  Exchange  Commission.
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     (c)     "Common  Stock" means the Common Stock, par value $0.001 per share,
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of the  Company.

     (d)     "Registrable  Securities"  means  any  Common  Stock of the Company
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issued  or  issuable  to  the  Holders  upon conversion and/or redemption of the
Debentures  or  as  provided  for  in  Section  2,  below.

     (e)     "Registration,"  "register" and like words mean compliance with all
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of the laws, rules and regulations (federal, state and local), and provisions of agreements and corporate documents pertaining to the public offering of securities, including registration of any public offering of securities on any form under the Act.

     (f)     "Registration  Statement"  means  that registration statement to be
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filed with  the  Commission  pursuant  to  Section  2.a.  below.

     2.     MANDATORY  REGISTRATION.

     (a) The Company shall within forty-five (45) days of the final closing of the offering related to the Debentures (the "Offering") file a Registration Statement with the Commission registering the Registrable Securities. In the event that the Company fails to strictly comply with the preceding sentence, then the Company shall issue to each Holder 75 shares of Common Stock for each $1,000 of the face value of the Debentures held (or a pro rata portion rounded to the next highest share if less than $1,000).

     (b) In addition, the Company shall use its best efforts utilizing the services of a securities attorney to cause the Registration Statement filed pursuant to Section 2(a) hereof to be declared effective by the Commission within 120 days of the final closing of the Offering. In the event that the Company fails to strictly comply with the preceding sentence, then the Company shall issue to each Holder 75 shares of Common Stock for each $1,000 of the face value of the Debentures held (or a pro rata portion rounded to the next highest share if less than $1,000). The shares to be issued in accordance with Sections 2(a) and 2(b) are independent of each other.

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     (c)     Upon  effectiveness,  the  Company shall, subject to "blackouts" or suspensions required by applicable law, keep the Registration Statement referenced in this Section 2 effective for so long as any Debentures are outstanding.

     3. INFORMATION TO BE FURNISHED BY THE HOLDERS. As a condition to the Company's registration obligations hereunder, the Holders shall furnish to the Company in writing all information within its possession, control or knowledge reasonably requested by the Company and/or required by the applicable rules and regulations of the Commission and by any applicable state securities or blue sky laws concerning the Holders, the proposed method of sale or other disposition of the shares of Common Stock being sold by the Holders in such Offering, and the identity of and compensation to be paid to any proposed underwriter or underwriters to be employed in connection with such Offering.

     4. COSTS AND EXPENSES. The Company shall pay all costs and expenses in connection with the Registration under this Agreement; provided, however, that
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the  Holders shall bear the fees and expenses of its own counsel and accountants and any selling expenses relating to the sale or other disposition of the Registrable Shares registered on behalf of the Holders in the Registration Statement, including without limitation, any transfer taxes, underwriting discounts or commissions.

     5. NOTICES. All notices and other communications provided for hereunder must be in writing and shall be deemed to have been given on the same day when personally delivered or sent by confirmed facsimile transmission or on the next business day when delivered by receipted courier service or on the third business day when mailed with sufficient postage, certified mail, return receipt requested, to the following addresses:

If to the Company:     Power2Ship, Inc.
                       903 Clint Moore Road
                       Boca Raton, FL 33487
                       Attn: Richard Hersh, CEO

If to the Holders:     The addresses set forth in the Company's records

or to such other address as any party shall have furnished to the other parties pursuant to this Section 5.

     6. ENTIRE AGREEMENT; MODIFICATION OF AGREEMENT; CONSENTS. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Changes in, or additions to, this Agreement may be made, and/or compliance with any covenant or condition herein set forth may be omitted, only upon written consent of all the parties hereto.

     7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, transferees and assigns.

     8. GOVERNING LAW; VENUE. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regard to any of its principles of conflicts of law. All parties hereto (a) agree that legal suit, action or proceeding arising out of this Agreement shall be instituted only in a federal or state court located in Florida, (b) waive any objection which they may now have or hereafter have to the laying of the venue of any such suit, action or proceeding as described in this Section 8, and (c) irrevocably submit to the exclusive jurisdiction of any federal or state court located in Broward County, Florida in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement.

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     9.    COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                                        POWER2SHIP, INC.


                                        By:
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                                        Name:
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                                        Its:
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                                        THE HOLDERS


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                                        Name:
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                                        Name:
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